UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SAFETY SHOT, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

SAFETY SHOT, INC.

18801 N Thompson Peak Pkwy Ste 280

Scottsdale, AZ 85255

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Eastern Time on October 21, 2025

Dear Stockholders of Safety Shot, Inc.:

We cordially invite you to attend a special meeting of stockholders (the “Special Meeting”) of Safety Shot, Inc., a Delaware corporation (the “Company”), which will be held on October 21, 2025 at 10:00 a.m. Eastern Time, in a virtual-only meeting format via live webcast on the Internet. The meeting will be held for the following purposes:

1.	To approve a Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 1,000,000,000 shares (the “Share Increase Proposal”);

2.	To approve, for purposes of Rule 5635(b) and (d) of The Nasdaq Stock Market LLC (“Nasdaq”), the potential issuance of 20% or more of the outstanding shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) upon the conversion of the Company’s Series C Convertible Stock, par value $0.001 per share (the “Series C Preferred Stock”), pursuant to the Securities Purchase Agreement (the “SPA”), by and between the Company and the purchaser signatory thereto, and pursuant to the Revenue Sharing Agreement (the “RSA”), by and between the Company and the purchaser signatory thereto (the “Nasdaq Proposal”); and

3.	To approve the Transactions, as defined in the SPA, as contemplated by the Transaction Documents, as defined in the SPA (the “Transaction Approval Proposal”).

You may vote if you were the record owner of shares of the Company’s Common Stock, at the close of business on August 26, 2025. The Board of Directors of the Company has fixed the close of business on August 26, 2025 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.

As of the Record Date, there were 156,665,394 shares of Common Stock outstanding and entitled to vote at the Special Meeting. The holders of our Common Stock are entitled to one vote for each share of Common Stock held. The foregoing shares are referred to herein as the “Shares.” Holders of our Common Stock will vote together as a single class on all matters described in this proxy statement (the “Proxy Statement”).

YOUR VOTE AT THE SPECIAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Special Meeting.

Holders of record of the Company’s common stock at the close of business on August 26, 2025 (the “Record Date”) will be entitled to notice of, and to vote at the Special Meeting and any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. It is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend. For specific instructions on how to vote your shares, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail, and the additional information in the accompanying Proxy Statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

We are holding the Special Meeting in a virtual-only meeting format via live webcast on the Internet. You will not be able to attend at a physical location. Stockholders will be able to join and attend online by logging in at www.virtualshareholdermeeting.com/SHOT2025SM2. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

www.safetyshotofficial.com

By Order of the Board of Directors of Safety Shot, Inc.

Sincerely,

Jarrett Boon, Chief Executive Officer

Date: August [*], 2025

SAFETY SHOT, INC.

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Eastern Time on October 21, 2025

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE SPECIAL MEETING

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Special Meeting of Safety Shot, Inc. (the “Company,” “we,” or “our”), a Delaware corporation, and any postponements, adjournments or continuations thereof. The Special Meeting will be held on October 21, 2025 at 10:00 a.m. Eastern Time, in virtual-only (online) meeting format via live webcast on the Internet.

Notice of Internet Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to the proxy materials for the Special Meeting via the internet. Instead of mailing printed copies of our proxy materials to each of our stockholders, we have elected to provide online access to the materials under the SEC’s “notice and access” rules. Accordingly, on or about September 11, 2025, we will mail a Notice of Internet Availability of Proxy Materials, or Notice, to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including this Proxy Statement, and how to vote your shares. We encourage you to read the proxy materials carefully prior to voting.

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Special. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

In this Proxy Statement, we refer to Safety Shot, Inc. as “Safety Shot,” the “Company,” “we,” “us,” or “our.”

Why Did You Send Me This Proxy Statement?

Our board of directors is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the meeting. The Special Meeting will be held virtually. You are invited to attend the Special Meeting, however, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by Internet or mail. We are sending this Proxy Statement to our stockholders of record and beneficial owners as of the close of business on August 26, 2025, which is the record date for the Special Meeting (the “Record Date”). Stockholders are encouraged to vote and submit proxies in advance of the Special Meeting by Internet or mail as early as possible to ensure their votes are counted.

Who May Attend And How To Attend

Our Board has fixed the close of business on August 26, 2025 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock represents one vote to be voted on each matter presented at the Special Meeting. Record holders and beneficial owners may attend the Special Meeting.

Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your Shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to the Company at [*] and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by the Company no later than 5 p.m. Eastern Time on October 14, 2025. You will then receive a confirmation of your registration, with a control number, by email from the Company. When you arrive at the meeting, present your unique 12-digit control number.

Who Can Vote?

Stockholders who owned Common Stock at the close of business on the Record Date, are entitled to vote at the Special Meeting. As of the Record Date, there were 156,665,394 shares of Common Stock outstanding and entitled to vote at the Special Meeting.

You do not need to attend the Special Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. A Stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any Stockholder who has executed a proxy card but attends the Special Meeting may revoke the proxy and vote at the Special Meeting.

How Many Votes Do I Have?

Each holder of Common Stock is entitled to one vote per share of Common Stock. Holders of our Common Stock will vote together as a single class.

How Do I Vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting. If your Shares are registered directly in your name through our stock transfer agent, ClearTrust, LLC, or you have stock certificates, you may vote:

●	By Internet or by telephone. Follow the instructions you received to vote by Internet or telephone.

●	By mail. If you requested printed materials, to vote by mail, complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

If you are a beneficial owner of Shares held in street name and do not provide the organization that holds your Shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your Shares may generally vote on routine matters, but cannot vote on non-routine matters.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

●	“FOR” the approval of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 1,000,000,000 shares;

●	“FOR” the approval of, for purposes of complying with Nasdaq Listing Rule 5635(b) and (d), the potential issuance of 20% or more of the outstanding shares of Common Stock upon the conversion of Series C Preferred Stock, pursuant to the SPA and RSA; and

●	“FOR” the approval of the Transactions as contemplated by the Transaction Documents.

If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:

●	by signing a new proxy card and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above - only your latest Internet or telephone vote will be counted;

●	if your Shares are registered in your name, by notifying the Company’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

●	by attending the Special Meeting and voting; however, attending the Special Meeting will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.

What is a Broker Non-Vote?

If your Shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your Shares how to vote your Shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your Shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 1,000,000,000 shares.	The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Special Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal 2: To approve the issuance of 20% or more of the Company’s common stock issuable upon the conversion of Series C Preferred Stock issued in connection with our financing pursuant to the SPA and RSA, in accordance with Nasdaq Listing Rule 5635(b) and (d).	The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Special Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal 3: To approve the Transactions as contemplated by the Transaction Documents.	The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Special Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

What Constitutes a Quorum for the Special Meeting?

The presence, virtually or by proxy, of the holders of thirty three and one third percent of the outstanding shares of each class or series of voting stock then entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Votes of Stockholders of record who are present at the Special Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our Shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our Stockholders reside, if either we or the brokers believe that the Stockholders are members of the same family. This practice, referred to as “householding,” benefits both Stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once Stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until Stockholders are otherwise notified or until they revoke their consent to the practice. Each Stockholder will continue to receive a separate proxy card or voting instruction card.

Those Stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our Stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Stockholders whose Shares are registered in their own name should contact our transfer agent, ClearTrust LLC, and inform them of their request by calling them at (212) 828-8436, or by forwarding a written request addressed to ClearTrust, LLC, 18 Lafayette Pl, Woodmere, NY 11598.

●	Stockholders whose Shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is Paying for this Proxy Solicitation?

The Company is paying the cost of preparing, printing and mailing these proxy materials. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.

Who will Count the Votes?

Our [*] will act as the inspector of election and count the votes.

Where Can I Find the Voting Results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results in a current report on Form 8-K filed with the SEC within four business days after the Special Meeting, which will be available on our website.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC, which you can access over the Internet at http://www.sec.gov. The Company’s website address is www.safetyshotofficial.com. Information contained on, or that can be accessed through, the Company’s website is not a part of this Proxy Statement.

Who Can Help Answer My Questions?

If you have any questions concerning the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares, please contact us as follows:

SAFETY SHOT, INC.

18801 N Thompson Peak Pkwy Ste 280

Scottsdale, AZ 85255

Attention: Investor Relations

(561) 244-7100

Email: [*]

If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

PROPOSAL NO. 1

TO APPROVE AN AMENDMENT TO THE COMPANY’S THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK from 250,000,000 shares to 1,000,000,000 shares

Our Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) currently authorizes us to issue a total of 250,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 1,000,000 shares of preferred stock, par value $0.001 per share. The Board has approved, and is seeking stockholder approval of, a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of shares of authorized Common Stock from 250,000,000 shares to 1,000,000,000.

On August 8, 2025, the Company entered into the SPA with an institutional investor entity for a private investment in public equity of 35,000 shares of Series C Preferred Stock. We provide additional information about the SPA in Proposal No. 2. Under the SPA, the Company is obligated to hold an annual or special meeting of stockholders on or prior to the date that is sixty (60) days following the closing date of the PIPE Offering for the purpose of obtaining approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) from the stockholders of the Company with respect to the Share Increase Proposal.

The Board has unanimously approved, subject to stockholder approval, the Share Increase Proposal, and recommends that our stockholders approve the Share Increase Proposal. In accordance with the Delaware General Corporation Law, the Company is seeking approval of the Share Increase Proposal by our stockholders. If the Share Increase Proposal is approved by stockholders, the Share Increase Proposal will become effective upon the filing of the Proposed Certificate of Incorporation with the Secretary of State of Delaware.

The text of the proposed Certificate of Amendment to our Certificate of Incorporation to increase the number of shares of authorized Common Stock from 250,000,000 shares to 1,000,000,000 is included as Appendix A to this Proxy Statement (subject to any changes required by applicable law).

No other changes to the Certificate of Incorporation are being proposed, including with respect to the number of authorized shares of preferred stock. The Share Increase Proposal is not intended to modify the rights of existing stockholders in any material respect. The additional shares of Common Stock to be authorized pursuant to the Share Increase Proposal would be identical to the shares of Common Stock currently authorized and outstanding under the Certificate of Incorporation, none of which have preemptive or similar rights to acquire the newly authorized shares.

Rationale for Increase in Authorized Number of Shares of Common Stock

As of the Record Date, there were approximately 156,665,394 shares of the Company’s Common Stock issued and outstanding and approximately 89,926,498 shares of Common Stock reserved for future issuance under the Company’s outstanding options and warrants. Thus, approximately 66,738,896 shares of Common Stock currently remain authorized and available for issuance.

The Board believes it is in the best interest of the Company and its stockholders to increase the number of authorized shares of Common Stock to provide the Company with flexibility to issue shares of Common Stock for general corporate purposes, which may include strategic investments, strategic partnership arrangements, awards or grants under employee equity incentive plans, or equity-based financing to support execution of the Company’s business strategies. The availability of additional authorized shares of Common Stock would allow the Company to issue shares of Common Stock in the future without additional stockholder approval, except as may be required in particular cases by the Company’s charter, applicable law or the rules of any stock exchange or other system on which the Company’s securities may then be listed. Without an increase in the number of authorized shares of Common Stock, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, which could adversely affect our financial performance and growth.

The Board believes it is in the best interests of the Company and its stockholders to have authorized shares of Common Stock available for all or any of these purposes, if needed.

Effects of the Increase in Authorized Common Stock

Approving the Share Increase Proposal will not result in any dilution to current stockholders unless and until the Company issues such additional shares in the future. The Board selected the size of the proposed increase to provide the Company with sufficient authorized shares for use for any of the purposes described above, as well as to provide the Company the ability to take advantage of other opportunities that may be available to the Company that would require the use of shares of Common Stock without the cost and time that would be needed to seek further amendments to its certificate of incorporation.

If this proposal is approved, the newly authorized shares of Common Stock would have the same rights as the presently authorized shares of Common Stock, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of Common Stock, the future issuance of additional shares of Common Stock (other than a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

Potential Anti-takeover Effects of Increase in Authorized Common Stock

In addition to the more traditional uses described above, the Company could issue shares of its stock as a defense against efforts to obtain control of the Company. The Board does not intend or view the increase in authorized shares of stock as an anti-takeover measure, nor is the Company presently aware of any third party who is or intends to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to the Share Increase Proposal, and we will not independently provide stockholders with any such right.

No Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Share Increase Proposal except to the extent of their ownership of shares of Common Stock.

Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the Share Increase Proposal. As a result, abstentions and broker non-votes will have the same effect as a vote “against” the proposal. Your vote is therefore extremely important.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE SHARE INCREASE PROPOSAL.

PROPOSAL NO. 2

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(B) AND (D), THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF SERIES C PREFERRED STOCK ISSUED IN CONNECTION WITH OUR FINANCING PURSUANT TO THE SPA AND RSA

Background

On August 8, 2025, the Company entered into the SPA with an institutional investor entity (the “Investor”) for a private investment in public equity (the “PIPE Offering”) of 35,000 shares of Series C Preferred Stock, which are convertible into 32,377,428 shares of Common Stock, at a conversion price of $1.081 per share of Common Stock (as adjusted for the increase in the conversion price of Series C Preferred Stock effected by the Amended and Restated Series C Certificate of Designation filed with the Secretary of State of the State of Delaware on August 15, 2025). The 35,000 shares of Series C Preferred Stock are referred to herein as the “SPA Shares.”

The issuance of the SPA Shares occurred on August 21, 2025.

The Investor paid the $25 million purchase price for the SPA Shares in the form of BONK tokens (the “Consideration Tokens”), based on the closing price of BONK tokens on August 10, 2025. The Consideration Tokens will be held in the custodian wallet account designated and controlled by the Board. As of the Record Date, the payment of the Consideration Tokens has not occurred.

On August 8, 2025, the Company also entered into the RSA with the Investor, pursuant to which the Company agreed to issue 100,000 shares of the Series C Preferred Stock, convertible into 92,506,938 shares of Common Stock at a conversion price of $1.081 per share of Common Stock (as adjusted for the increase in the conversion price of Series C Preferred Stock effected by the Amended and Restated Series C Certificate of Designation filed with the Secretary of State of the State of Delaware on August 15, 2025), in exchange for an amount equal to 10% of all gross revenue of LetsBonk.fun in perpetuity. The 100,000 shares of Series C Preferred Stock are referred to herein as the “RSA Shares,” and the SPA Preferred Stock Shares and the RSA Preferred Stock Shares are collectively referred to herein as the “Series C Shares.”

The issuance of the RSA Shares occurred on August 21, 2025.

Under the SPA, the Company is obligated to hold an annual or special meeting of stockholders on or prior to the date that is sixty (60) days following the closing date of the PIPE Offering for the purpose of obtaining approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) from the stockholders of the Company with respect to the issuance of all of the Series C Shares and the shares of Common Stock issuable upon conversion of the Series C Shares (collectively, the “Securities”) (the “Stockholder Approval”).

Under the terms of the Amended and Restated Certificate of Designations of Series C Preferred Stock, filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on August 19, 2025, the holders of the Series C Shares are entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock are convertible on the basis of a conversion price of $1.00. The Holders shall vote together with the holders of shares of Common Stock as a single class. The Series C Shares cannot be voted on an “as converted basis” of more than 19.99% of the currently outstanding shares of Common Stock until shareholder approval of such voting rights is obtained.

At all times when the Series C Preferred Stock remains issued and outstanding, (1) the holders of record of the shares of Series C Preferred Stock, exclusively and voting together as a separate class on an as-converted to Common Stock basis, shall be entitled to elect 50% of the directors of the Company (the “Preferred Directors”); and (2) the holders of record of the shares of Common Stock and of any other class or series of voting stock, exclusively and voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect the balance of the total number of directors of the Company (the “At-Large Directors”). If the holders of shares of the Series C Preferred Stock fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors, then any directorship not so filled shall remain vacant until such time as the holders of the Series C Preferred Stock fill such directorship.

The conversion price and number of shares of Common Stock issuable upon conversion of the Series C Shares is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our Common Stock and the conversion price.

Why We Need Stockholder Approval

Nasdaq Listing Rule 5635(b) requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or a group of affiliated persons may be deemed a change of control of such issuer. Under the SPA and RSA, if the Investor converts all of the Series C Shares, the Company could issue a block of the Common Stock exceeding 20% of the current outstanding Common Stock, and it could result in a change of control under the Nasdaq interpretations of Nasdaq Listing Rule 5635(b). Shareholders should note that a “change of control,” as described under Nasdaq Listing Rule 5635(b), applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents or any other agreements to which we may be a party.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Stockholder approval is required as the potential issuance of the shares of Common Stock upon conversion of the Series C Shares may not constitute a public offering under the Nasdaq Listing Rules and certain pricing conditions, described in the following sentence, were not met. The conditions were that either (i) the offering was an at-the-market offering under Nasdaq rules and such price equaled or exceeded the sum of (a) the applicable “Minimum Price” per share under Nasdaq Rule 5635(d) or (ii) the offering was a discounted offering where the pricing and discount met the pricing requirements under Nasdaq’s rules.

Potential Effects of Approval of this Proposal

If approved, this Nasdaq Proposal could result in the issuance of shares of Common Stock upon the conversion of the Series C Shares subject to their respective beneficial ownership limitations. A concentration of ownership could adversely affect the prevailing market price and liquidity for the shares of Common Stock. Holders of our Common Stock or securities convertible into Common Stock could own or come to own a smaller percentage of our outstanding shares of Common Stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of the shares of Common Stock.

In addition, upon issuance of shares of Common Stock upon the conversion of the Series C Shares there would be a greater number of shares of our Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Common Stock. Finally, the reservation of the shares underlying the Series C Shares precludes the Company from issuing such shares for other purposes including equity financings and we may be unable to raise additional capital as a result.

Potential Effects of Non-Approval of this Proposal

The Company is not seeking the approval of stockholders to authorize its entry into the transaction described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Nasdaq Proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.

If this Nasdaq Proposal is not approved by the stockholders, the Series C Shares would not be convertible would not be exercisable over the 19.99% threshold and may result in cash obligations of the Company. The Company’s satisfaction of any such potential cash obligations could materially impair the Company’s working capital.

Additionally, the Company is obligated to call a special meeting of its stockholders every sixty (60) days thereafter to seek Stockholder Approval until such approval is effective.

Vote Required

The approval of this Nasdaq Proposal requires the affirmative vote of a majority of the voting power of the shares of our Common Stock present virtually or by proxy at the Special Meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ PROPOSAL.

PROPOSAL NO. 3

TO APPROVE THE TRANSACTIONS AS CONTEMPLATED BY THE TRANSACTION DOCUMENTS

As discussed in Proposal No. 2, on August 8, 2025, the Company and the Investor entered into (i) the SPA for a private investment in public equity of 35,000 shares of its Series C Preferred Stock; and (ii) the RSA with LetsBonk.fun of 100,000 shares of its Series C Preferred Stock.

Under the SPA, the Company is obligated to hold an annual or special meeting of stockholders on or prior to the date that is sixty (60) days following the closing date of the PIPE Offering for the purpose of obtaining approval of the Transactions as contemplated by the Transaction Documents.

Vote Required

The approval of this Transaction Approval Proposal requires the affirmative vote of a majority of the voting power of the shares of our Common Stock present virtually or by proxy at the Special Meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE TRANSACTION APPROVAL PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group beneficially owning more than 5% of any class of voting securities; (ii) our directors, and; (iii) each of our named executive officers; and (iv) all executive officers and directors as a group as of August 26, 2025. The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated, the address of all listed stockholders is c/o Safety Shot, Inc., 18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255.

The beneficial ownership of shares of common stock is calculated based on 156,665,394 shares of common stock. The number of shares beneficially owned by an individual shareholder includes shares of Common Stock currently owned by the shareholder, stock options and exercisable over the next 60 days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

	Beneficial Interest
Officers & Directors	Shares	Options	Total	% of I/O

Jordan Schur (6)
President & Director	3,550,000	1,050,000	4,600,000	2.7%

Markita Russell (1)
Chief Financial Officer		125,000	125,000	0.1%

Jarrett Boon (2)
Chief Executive Officer	4,467,000	3,250,000	7,717,000	4.5%

John Gulyas (3)
Chairman and Director	4,467,667	3,200,000	7,667,667	4.5%

Richard Pascucci (4)
Director	600,000	120,000	720,000	0.4%

David J. Long (7)
Director	600,000	150,000	750,000	0.4%

Christopher Melton (5)
Director	600,000	81,000	681,000	0.4%

David Sandler (8)
Chief Operating Officer		750,000	750,000	0.4%

Total Officers & Directors	14,284,667	8,726,000	23,010,667	13.5%

(1)	Includes 1,050,000 shares issuable upon exercise of options.

(2)	Includes 125,000 shares issuable upon exercise of options.

(3)	Includes 3,250,000 shares issuable upon exercise of options.

(4)	Includes 3,200,000 shares issuable upon exercise of options.

(5)	Includes 120,000 shares issuable upon exercise of options.

(6)	Includes 81,000 shares issuable upon exercise of options.

(7)	Includes 150,000 shares issuable upon exercise of options.

(8)	Includes 750,000 shares issuable upon exercise of options.

OTHER MATTERS

The Board knows of no other matters to be presented for action at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our Common Stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our Common Stock be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
Scottsdale, AZ
August [*], 2025

Appendix A

CERTIFICATE OF AMENDMENT

TO

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SAFETY SHOT, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

SAFETY SHOT, INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the corporation is: SAFETY SHOT, INC. (the “Corporation”). The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on October 24, 2018 and amended and restated on November 29, 2018, July 13, 2020 and November 25, 2024.

2. The amendment to the Corporation’s Third Amended and Restated Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the DGCL and has been consented to by the requisite vote of the stockholders of the Corporation at a meeting called in accordance with Section 222 of the DGCL.

3. Section 1 of ARTICLE IV of the Corporation’s Third Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“Section 1 Authorized Shares. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is 1,001,000,000, of which 1,000,000,000 shares shall be common stock having a par value of $0.001 (“Common Stock”) and 1,000,000 shares shall be shares of preferred stock having a par value of $0.001 (“Preferred Stock”).

4. The foregoing amendment shall be effective as of the time this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, OS Therapies Incorporated has caused this Certificate of Amendment to be signed by its undersigned duly authorized officer, this __ day of __________ 2025.

SAFETY SHOT, INC.

By:
Name:	Jarrett Boon
Title:	Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

SAFETY SHOT, INC.
1061 E. INDIANTOWN RD., SUITE 110
JUPITER, FL 33477

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 20, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SHOT2025SM2**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 20, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79437-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SAFETY SHOT, INC.

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V79438-TBD

SAFETY SHOT, INC.
Special Meeting of Stockholders
October 21, 2025
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jarrett Boon and Danielle De Rosa, or either of them, as proxies, each with the power to appoint his\her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of SAFETY SHOT, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, ET on October 21, 2025, virtually at www.virtualshareholdermeeting.com/SHOT2025SM2, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side